Exhibit 99.1

FOR IMMEDIATE RELEASE

Bsquare Fourth Quarter 2019 Results Demonstrate Continued Progress

Revenue $15.4 million, up 6% sequentially, operating expenses excluding restructuring costs were at their lowest level since Q4 2016

Bellevue, WA -- February 24, 2020 – Bsquare Corporation (NASDAQ: BSQR) today announced financial results for the fourth quarter and full year 2019.

“The pace of our work to stabilize and improve Bsquare accelerated in the fourth quarter and our financial results are a reflection of that effort. Opportunities we identified in the Partner Solutions segment in Q4 drove sequential revenue growth and the value we continue to deliver to customers in the Edge to Cloud segment lifted our margins above our guidance,” said Bsquare President and CEO Ralph C. Derrickson.

“Our improving instrumentation of the business also helped us identify additional expense reductions, including closing the Taiwan operations and further reducing our personnel spending in the US. We now have a leadership team comprised of entrepreneurs and a clear plan based on a sustainable business model. With a relentless focus on operating discipline, we will build a growing, predictable enterprise in 2020,” added Mr. Derrickson.

2019 Financial Highlights

•	Revenue was $15.4 million, up by $0.8 million from $14.6 million in the third quarter of 2019, primarily from higher sales of Microsoft operating systems in the Partner Solutions segment.
•	Blended gross margin was higher than expected, bolstered by continued strength in the Edge to Cloud segment.
•	GAAP net loss for the current quarter was $1.4 million, or $(0.10) per diluted share, compared to net loss of $1.1 million, or $(0.09) per diluted share, in the third quarter of 2019.
•	Adjusted EBITDAS (1) was negative $0.3 million, compared to negative $0.5 million in the third quarter of 2019.
•	Net loss excluding restructuring costs was $0.6 million compared to $0.9 million in the third quarter of 2019
•	Cash, cash equivalents, restricted cash, and short-term investments on December 31, 2019 totaled $10.6 million, a decrease of approximately $1.0 million from September 30, 2019,
•	For the third consecutive sequential quarter, Bsquare’s operating expenses, excluding restructuring costs, were at the lowest level since the fourth quarter of 2016.

The Partner Solutions business segment, formerly reported as Third-Party Software, generates revenue from the re-sale of partners’ software, predominantly Microsoft OS software, and the services to support them. The Edge to Cloud business segment, formerly and separately reported as Professional Engineering Service and Proprietary Software, generates revenue from consulting and operating services and licensed software.

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999

The following table provides details regarding our earnings results for the fourth quarter of 2019 (unaudited, in thousands except percentages and per share amounts):

	Three Months Ended
	December 31, 2019	December 31, 2018	Q4-Q4 Change (2)	September 30, 2019	Q4-Q3 Change (2)
Revenue:
Partner Solutions	$13,287	$13,862	$(575)	$12,556	$731
Edge to Cloud	2,079	2,977	(898)	2,085	(6)
Total revenue	$15,366	$16,839	$(1,473)	$14,641	$725
Total gross profit	$2,650	$3,690	(1,040)	$2,632	$18
Gross margins:
Partner Solutions	14%	17%	(3)%	14%	(—)%
Edge to Cloud	35%	47%	(12)%	40%	(5)%
Total gross margin	17%	22%	(5)%	18%	(1)%
Total operating expenses	$4,027	$9,293	$(5,266)	$3,761	$266
Total operating expenses excluding restructuring costs and goodwill impairment (3)	$3,313	$5,555	$(2,242)	$3,508	$(195)
Net loss	$(1,360)	$(5,533)	$4,173	$(1,107)	$(253)
Diluted net loss per share	$(0.10)	$(0.43)	$0.33	$(0.09)	$(0.01)
Net loss excluding restructuring costs and goodwill impairment (3)	$(646)	$(1,795)	$1,149	$(854)	$208
Diluted net loss per share excluding restructuring costs and goodwill impairment (3)	$(0.05)	$(0.14)	$0.09	$(0.07)	$0.02
Adjusted EBITDAS (1)	$(314)	$(1,634)	$1,320	$(472)	$158
Cash, restricted cash, cash equivalents and short-term investments	$10,561	$16,940	$(6,379)	$11,610	$(1,049)

Notes:

(1)

Adjusted EBITDAS = Income (loss) from operations before depreciation, amortization, stock compensation expense, restructuring costs, and goodwill impairment. Adjusted EBITDAS is a non-GAAP financial measure (reconciliation provided after financial statement tables).

(2)	For gross margin, amount represents percentage point change.
(3)

Total operating expenses excluding restructuring costs and goodwill impairment, net loss excluding restructuring costs and goodwill impairment, and diluted net loss per share excluding restructuring costs and goodwill impairment are non-GAAP financial measures (reconciliation provided after financial statement tables.

Transfer to NASDAQ Capital Market

Effective February 25, 2020, Bsquare will transfer its listing from the NASDAQ Global Market to the NASDAQ Capital Market. The Company elected to shift to the NASDAQ Capital Market as a reflection of its current and expected shareholders’ equity status. The BSQR stock ticker symbol remains the same and the Company’s reporting and compliance requirements will not change.

First Quarter 2020 Outlook

The company expects revenue for the first quarter of 2020 to be in range of $13.0 million to $14.0 million; and blended gross margin in the 11.5% to 13.5% range.

Conference Call

Management will host a conference call today, February 24, 2020, at 5 p.m. Eastern Time (2 p.m. Pacific Time). To access the call dial 1-888-394-8218 or 1-856-344-9221 for international callers, and reference “BSQUARE Corporation Fourth Quarter 2019 Earnings Conference Call.” A replay will be available for two weeks following the call by dialing 1-844-512-2921, or 1-412-317-6671 for international callers; reference pin number 5742195. A live and replay Webcast of the call will be available at www.bsquare.com in the investor relations section.

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999

About Bsquare Corporation

Bsquare builds technology that is powering the next generation of intelligent systems. We help companies realize the promise of IoT through the development of devices and systems that are cloud-enabled, share data seamlessly, facilitate distributed learning and control, and operate securely at scale. We believe that IoT-enabled systems can not only deliver value to our customers, but also can help people make better use of the resources of our planet and work more effectively to improve quality of life. Bsquare's suite of services and software components create for our customers new revenue streams and operating models while providing opportunities for lowering costs and improving operations. We serve a global customer base from offices in Bellevue, Washington, and the United Kingdom. For more information, visit www.bsquare.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of the safe-harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "expect," "believe," "plan," "strategy," "future," "may," "should," "will," and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding expected operating results in future periods, such as anticipated revenue, gross margins, profitability, cash and investments, and regarding strategies for customer retention, growth, new product and service developments, and market position. Forward-looking statements are neither historical facts nor assurances about future performance. Instead, they are based on current beliefs, expectations and assumptions about the future of our business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others: our ability to execute our development initiatives and sales and marketing strategies; the extent to which we are successful in gaining new long-term customers and retaining existing ones; whether we are able to maintain our favorable relationship with Microsoft as a systems integrator and distributor; our success in leveraging strategic partnering initiatives with companies such as Microsoft, AWS and Intel; and such other risk factors as discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

BSQUARE Contact:	Investor Contact:
Christopher Wheaton, Chief Financial Officer	Leslie Phillips
BSQUARE Corporation	The Blueshirt Group
+1 425.519.5900	+ 1 415.217.5869
investorrelations@bsquare.com	leslie@blueshirtgroup.com

Bsquare and the Bsquare Logo are trademarks of Bsquare Corporation in the U.S. and other countries. Other names and brands herein may be trademarks of others.

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999

BSQUARE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	December 31,
	2019	2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$7,712	$10,005
Restricted cash	600	263
Short-term investments	2,249	6,409
Accounts receivable, net of allowance for doubtful accounts of $31 at December 31, 2019 and $40 at December 31, 2018	9,216	11,581
Prepaid expenses and other current assets	244	685
Contract assets	494	1,053
Total current assets	20,515	29,996
Restricted cash, long term	—	263
Equipment, furniture and leasehold improvements, net	252	911
Deferred tax assets	7	7
Intangible assets, net	169	267
Right-of-use lease assets, net	1,828	—
Other non-current assets including contract assets	284	550
Total assets	$23,055	$31,994
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Third-party software fees payable	$7,224	$7,620
Accounts payable	408	565
Accrued compensation	1,001	1,629
Other accrued expenses	306	653
Deferred rent, current portion	—	347
Deferred revenue, current portion	1,559	1,652
Operating leases	702	—
Total current liabilities	11,200	12,466
Deferred rent	—	150
Deferred revenue	903	1,037
Operating leases, long-term	1,256	—
Commitments and contingencies
Shareholders' equity:
Preferred stock, no par: 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, no par: 37,500,000 shares authorized; 13,042,293 issued and outstanding at December 31, 2019 and 12,777,573 issued and outstanding at December 31, 2018	138,877	138,280
Accumulated other comprehensive loss	(987)	(926)
Accumulated deficit	(128,194)	(119,013)
Total shareholders' equity	9,696	18,341
Total liabilities and shareholders' equity	$23,055	$31,994

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999

BSQUARE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Revenue:
Partner Solutions	$13,287	$13,862	$50,628	$61,159
Edge to Cloud	2,079	2,977	8,655	12,255
Total revenue	15,366	16,839	59,283	73,414
Cost of revenue:
Partner Solutions	11,364	11,571	43,198	51,408
Edge to Cloud	1,352	1,578	5,989	6,496
Total cost of revenue	12,716	13,149	49,187	57,904
Gross profit	2,650	3,690	10,096	15,510
Operating expenses:
Selling, general and administrative	2,838	3,526	11,316	17,074
Research and development	475	2,029	5,751	8,629
Restructuring costs	714	—	2,343	—
Goodwill impairment	—	3,738	—	3,738
Total operating expenses	4,027	9,293	19,410	29,441
Loss from operations	(1,377)	(5,603)	(9,314)	(13,931)
Other income, net	33	51	149	207
Loss before income taxes	(1,344)	(5,552)	(9,165)	(13,724)
Income tax (expense) benefit	(16)	19	(16)	(13)
Net loss	$(1,360)	$(5,533)	$(9,181)	$(13,737)
Basic net loss per share	$(0.10)	$(0.43)	$(0.71)	$(1.08)
Diluted net loss per share	$(0.10)	$(0.43)	$(0.71)	$(1.08)
Net loss excluding restructuring costs and goodwill impairment (3)	$(646)	$(1,795)	$(6,838)	$(9,999)
Diluted net loss per share excluding restructuring costs and goodwill impairment (3)	$(0.05)	$(0.14)	$(0.53)	$(0.79)
Shares used in per share calculations:
Basic	12,997	12,755	12,896	12,712
Diluted	12,997	12,755	12,896	12,712

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999

BSQUARE CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, unaudited)

Adjusted EBITDAS

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Loss from operations as reported	$(1,377)	$(5,603)	$(9,314)	$(13,931)
Depreciation and amortization	201	173	897	639
Share-based compensation	148	58	519	678
Restructuring costs	714	—	2,343	—
Goodwill impairment	—	3,738	—	3,738
Adjusted EBITDAS (1)	$(314)	$(1,634)	$(5,555)	$(8,876)

(1)

Adjusted EBITDAS is a non-GAAP financial measure that BSQUARE defines as income (loss) from operations before depreciation expense on fixed assets and amortization expense (including impairment) on intangible assets, stock-based compensation expense, restructuring costs, and goodwill impairment. Adjusted EBITDAS should not be construed as a substitute for net income (loss) or net cash provided (used) by operating activities (all as determined in accordance with GAAP) for the purpose of analyzing our operating performance, financial position and cash flows, and Adjusted EBITDAS has limitations, including that it does not reflect our entire cost structure to operate our business (such as the cost of replacing assets being depreciated or amortized, capital expenditures, and stock-based compensation expenses which we expect to continue being meaningful, and income tax expense (benefit)) and may not be comparable to similarly titled measures used by other companies. However, BSQUARE regards Adjusted EBITDAS as a complement to net income and other GAAP financial performance measures. BSQUARE uses Adjusted EBITDAS to evaluate BSQUARE’s financial performance and the effectiveness of its business strategies on a consistent basis across reporting periods, and BSQUARE believes the measure is often used by analysts, investors and other interested parties to evaluate comparable companies

Total operating expenses excluding restructuring costs and goodwill impairment

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total operating expenses	$4,027	$9,293	$19,410	$29,441
Restructuring costs	714	—	2,343	—
Goodwill impairment	—	3,738	—	3,738
Total operating expenses excluding restructuring costs and goodwill impairment (1)	$3,313	$5,555	$17,067	$25,703

(1)

Total operating expenses excluding restructuring costs and goodwill impairment is a non-GAAP financial measure that BSQUARE defines as total operating expenses, plus an add-back for restructuring costs and goodwill impairment. This measure should not be construed as a substitute for total operating loss for the purpose of analyzing our operating performance, and it has limitations, including that it does not reflect our entire cost structure to operate our business. However, BSQUARE regards this measure as a complement to GAAP operating expenses because it excludes costs that may not be indicative of operating performance. BSQUARE uses this measure to evaluate BSQUARE’s financial performance and the effectiveness of its business strategies on a consistent basis across reporting periods, and BSQUARE believes the measure is often used by analysts, investors and other interested parties to evaluate comparable companies.

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999

Net loss excluding restructuring costs and goodwill impairment

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net loss	$(1,360)	$(5,533)	$(9,181)	$(13,737)
Restructuring costs	714	—	2,343	—
Goodwill impairment	—	3,738	—	3,738
Net loss excluding restructuring costs and goodwill impairment (1)	$(646)	$(1,795)	$(6,838)	$(9,999)

(1)

Net loss excluding restructuring costs and goodwill impairment is a non-GAAP financial measure that BSQUARE defines as net loss, plus an add-back for restructuring costs and goodwill impairment. This measure should not be construed as a substitute for total operating loss for the purpose of analyzing our operating performance, and it has limitations, including that it does not reflect our entire cost structure to operate our business. However, BSQUARE regards this measure as a complement to GAAP net loss because it excludes costs that may not be indicative of operating performance. BSQUARE uses this measure to evaluate BSQUARE’s financial performance and the effectiveness of its business strategies on a consistent basis across reporting periods, and BSQUARE believes the measure is often used by analysts, investors and other interested parties to evaluate comparable companies.

Net loss per diluted share excluding restructuring costs and goodwill impairment

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Diluted net loss per share	$(0.10)	$(0.43)	$(0.71)	$(1.08)
Restructuring costs	0.05	—	0.18	—
Goodwill impairment	—	0.29	—	0.29
Diluted net loss per share excluding restructuring costs and goodwill impairment (1)	$(0.05)	$(0.14)	$(0.53)	$(0.79)

(1)

Diluted net loss per share excluding restructuring costs and goodwill impairment is a non-GAAP financial measure that BSQUARE defines as net loss per diluted share, plus an add-back for the per diluted share amount of restructuring costs and goodwill impairment. Other than being expressed on a per diluted share basis, this measure is the same as net loss excluding restructuring costs and goodwill impairment, and it has the same limitations, and it is used and disclosed by BSQUARE for the same reasons.

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999